UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2017

INTELLIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37766	36-4785571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Erie Street, Suite 130, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 285-6200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On December 12, 2017, the Board of Directors of Intellia Therapeutics, Inc. (the “Company”) appointed John Leonard, M.D., as President and Chief Executive Officer of the Company, effective January 1, 2018 (the “Effective Date”). Dr. Leonard currently serves as the Company’s Executive Vice President, Research and Development and previously served as the Company’s Chief Medical Officer from July 2014 to January 2017. He has served on the Company’s Board of Directors since July 2014.

Dr. Leonard replaces Nessan Bermingham, Ph.D., as President and Chief Executive Officer of the Company. Dr. Bermingham resigned from this position and as a member of the Board of Directors effective as of December 31, 2017. Subject to the Company’s receipt of a general release of claims and pursuant to the terms of a separation agreement, Dr. Bermingham will receive (i) continuation of his current base salary for 12 months following his separation from the Company, (ii) a one-time payment equal to his target 2017 cash bonus, and (iii) a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to him if he had remained employed by the Company until the earlier of 12 months following December 31, 2017 or the date he becomes eligible for health benefits through another employer or otherwise becomes ineligible for COBRA. In addition, (x) the unvested portions of Dr. Bermingham’s outstanding restricted stock awards, stock options and other stock-based awards that would have vested in the twelve (12) months following December 31, 2017 shall accelerate and become fully exercisable or nonforfeitable on December 31, 2017; and (y) any vested stock option and other stock-based awards as of December 31, 2017 shall be fully exercisable until December 31, 2018.

Item 8.01 Other Events.

On December 18, 2017, the Company issued a press release announcing the appointment of Dr. Leonard as President and Chief Executive Officer, and Dr. Bermingham’s resignation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Number	Description

99.1	Press release dated December 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017	Intellia Therapeutics, Inc.

	By:	/s/ José E. Rivera
José E. Rivera
Executive Vice President, General Counsel